UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 29, 2009

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

On December 29, 2009, Nautilus, Inc. (the “Company”) and Bank of America, N.A. (“BofA”) entered into a Credit Agreement (the “Letter of Credit Agreement”) providing for the terms under which BofA will issue standby letters of credit at the request of the Company. As reported under Item 1.02 below, the Letter of Credit Agreement was entered into in conjunction with the termination of the Loan and Security Agreement, dated as of January 16, 2008, as amended (the “Loan Agreement”), among the Company, certain lenders and BofA as agent for such lenders, pursuant to which the Company maintained access to a revolving line of credit. Such termination is described in Item 1.02 below.

The Letter of Credit Agreement provides that until December 31, 2010, the Company may request the issuance of standby letters of credit in an amount outstanding at any one time not to exceed $6.0 million. Letters of credit outstanding under the Loan Agreement in the approximate amount of $4.4 million are now subject to the terms of the Letter of Credit Agreement. All obligations of the Company under the Letter of Credit Agreement are secured by a cash collateral account held by BofA. The Company is required to maintain cash collateral in accounts held by BofA in an amount equal to not less than 105% of the amount of all outstanding letters of credit, plus $375,000.

A copy of the Letter of Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Letter of Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter of Credit Agreement.

Item 1.02	Termination of a Material Definitive Agreement

On December 29, 2009, pursuant to the previously reported sale of certain assets of its StairMaster® and Schwinn® Fitness product lines, the Company satisfied all outstanding obligations under the Loan Agreement and the Loan Agreement was terminated. As reported under Item 1.01 above, letters of credit outstanding under the Loan Agreement were transferred to the Letter of Credit Agreement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Credit Agreement, dated December 29, 2009, by and between Nautilus, Inc. and Bank of America, N.A.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

January 5, 2010	By:	/s/ KENNETH L. FISH
(Date)		Kenneth L. Fish
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated December 29, 2009, by and between Nautilus, Inc. and Bank of America, N.A.

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